Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2008 (the “Report”), I, J. E. Corrigan, Jr., Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J.E. Corrigan, Jr.
________________________
J. E. Corrigan, Jr.
Chief Financial Officer
May 8, 2008